Mining interests	12 Months Ended
Dec. 31, 2019
Exploration And Evaluation Of Mineral Resources [Abstract]
Mining interests
Mining interests

	2019	2018
	$	$
Property, plant and equipment (depletable)
Fekola Mine, Mali
Cost	1,322,865	1,168,491
Accumulated depreciation and depletion	(258,580)	(144,335)
	1,064,285	1,024,156
Masbate Mine, Philippines
Cost, net of impairment	815,418	681,509
Accumulated depreciation and depletion	(295,616)	(248,021)
	519,802	433,488
Otjikoto Mine, Namibia
Cost	638,664	575,127
Accumulated depreciation and depletion	(323,152)	(238,579)
	315,512	336,548
Limon Mine, Nicaragua
Cost	—	217,263
Accumulated depreciation and depletion	—	(149,541)
	—	67,722
Libertad Mine, Nicaragua
Cost, net of impairment	—	315,569
Accumulated depreciation and depletion	—	(295,715)
	—	19,854

Exploration and evaluation properties (non-depletable)
Kiaka, Burkina Faso	76,807	73,173
Anaconda Regional, Mali	27,139	21,903
Toega, Burkina Faso	—	19,581
Mocoa Royalty, Colombia	10,230	10,230
Ondundu, Namibia	9,778	8,273
Finland Properties, Finland	6,697	5,947
Other	14,321	13,542
	144,972	152,649
Corporate & other
Office, furniture and equipment, net	2,160	680
	2,046,731	2,035,097
Investments in joint ventures and associates (accounted for using the equity method)
Gramalote, Colombia, net of impairment	77,265	72,078
Calibre, Nicaragua (Note 6)	53,471	—
	130,736	72,078
	2,177,467	2,107,175

Reversal of impairment and impairment of long-lived assets

Masbate

During the latter half of 2019 and as at December 31, 2019, the long-term consensus gold price continued to be above the long-term gold price assumptions used in the Company’s reserve estimations and life-of-mine plans. Consequently, the Company has revised its long-term gold price estimate to $1,350 per ounce of gold. The increase in the long-term gold price was considered to be an indicator of impairment reversal. The Company performed an impairment reversal test on the Masbate Mine cash-generating unit (“CGU”) as at December 31, 2019. Previously, during the year ended December 31, 2014, the Company recorded a pre-tax impairment charge of $436 million on the carrying value of Masbate Mine property, plant and equipment. The net impairment recorded in the statement operations after taking into account a deferred income tax recovery of $131 million was $305 million.

The Company conducted an impairment analysis whereby the carrying values of the Masbate Mine property, plant and equipment were compared to the mine’s recoverable amount which was determined to be its FVLCD at December 31, 2019. To estimate the recoverable amount of the Masbate Mine’s CGU for impairment reversal, the Company utilized a discounted cash flow model incorporating estimates and assumptions that included such factors as reserves and resources, future production levels, metallurgical recovery estimates, operating and capital costs, future metal prices and the discount rate. Management’s estimate of the FVLCD of its CGUs is classified as level 3 in the fair value hierarchy. The Company’s estimate of future cash flows is subject to risks and uncertainties and therefore could change in the future if the underlying assumptions change.

Key assumptions used for the impairment test at December 31, 2019 were:

Long-term gold price	$1,350/ounce
Silver price	$17/ounce
Mine life	2036
Discount rate	5%

The Company’s analysis concluded that the carrying values of the Masbate Mine property, plant and equipment at December 31, 2019 were lower than the FVLCD and has therefore resulted in a partial reversal of the original impairment loss recorded in 2014. After reflecting the amount of depreciation that would have been recorded had the assets not been impaired, the Company recorded a pre-tax impairment reversal of $100 million in the Consolidated Statement of Operations. The net impairment reversal recorded in the Consolidated Statement of Operations after taking into account a deferred income tax expense of $30 million was $70 million.

Sensitivities

The recoverable amount for the Masbate Mine CGU is most sensitive to changes in the long-term gold price and the discount rate. A decrease in the long-term gold price would result in the Company making amendments to the mine plans that would partially offset the effect of a lower long-term gold price through lower operating and capital costs. Ignoring the impact on the life-of-mine plans, in isolation, a $50 per ounce decrease in the long-term gold price assumption would result in the pre-tax impairment reversal being reduced by approximately $80 million. The net reduction in the impairment reversal after taking into account deferred income taxes of $24 million would be $56 million. A 50 basis point increase in the discount rate would result in the impairment reversal being reduced by $21 million (excluding gold price impact above). The net reduction in the impairment reversal due to discount rate changes after taking into account a deferred income taxes of $6 million would be $15 million.

Nicaraguan Group

During the year ended December 31, 2018, an impairment charge for La Libertad Mine long-lived assets and an impairment reversal for El Limon Mine long-lived assets was recorded. A $50 million impairment charge was recorded in the Consolidated Statement of Operations for La Libertad for the year ended December 31, 2018. In addition, the Company determined that the previous impairment charge for El Limon Mine of $16 million ($23 million net of a deferred income tax recovery of $7 million) had been fully reversed. This resulted in an impairment reversal of $9 million ($13 million net of a $4 million deferred income tax expense) after taking into account depreciation that would have been taken on the impaired assets. The Nicaraguan Group impairment tests were prepared using a long-term gold price of $1,250 per ounce and a discount rate of 5%. As the Nicaraguan Group was disposed of during the year ended December 31, 2019, these amounts have been included within the results of discontinued operations in the Consolidated Statement of Operations for the year ended December 31, 2018.

Mocoa

During the year ended December 31, 2018, the Company partially disposed of its interest in the Mocoa property. As a result, the property was written down to its estimated fair value of $11 million and impairment losses totalling $18 million were recognized in the Consolidated Statement of Operations.

Mineral interest updates

Fekola

During the year ended December 31, 2018, the Company transferred ownership of 20% of Fekola SA to the State of Mali. The first non-participating 10% of the State of Mali's ownership entitles it to an annual priority dividend equivalent to 10% of calendar net income of Fekola SA (the “Priority Dividend”). This Priority Dividend is accounted for as an income tax in accordance with IAS 12, Income Taxes. The second fully participating 10% of the State of Mali's interest entitles it to ordinary dividends payable on the same basis as any ordinary dividends declared and payable to the Company for its 80% interest. Ordinary dividends will not be paid by Fekola SA until the Fekola intercompany loans, including funds advanced for mine construction plus interest have been repaid to B2Gold in full. The State of Mali's purchase of the additional 10% participating interest did not result in a change in control and, accordingly, the Company accounted for this transaction within equity in accordance with IFRS 10, Consolidated financial statements.

The carrying value of the second fully participating 10% interest transferred of $57 million, equal to the State of Mali's proportionate share in the net assets of Fekola SA, was recorded as an increase in non-controlling interest on the Company's Consolidated Balance Sheet. The net loss of $10 million on the transaction, being the difference between the carrying value of the additional 10% interest and the consideration, was recorded as an increase to deficit. The State of Mali agreed to make payments totaling $47 million with respect to the acquisition of the additional 10% interest. The $47 million obligation of the State of Mali, in the form of a loan from B2Gold, will bear interest at a rate equal to the prime lending rate of the Central Bank of West African States plus 3%. The loan will be satisfied by netting it off against any ordinary dividends receivable by the State of Mali for its second 10% participating interest in Fekola SA until such time as the full amount of any principal and accrued interest outstanding under the loan are extinguished. In accordance with IFRS 10, the Company has recorded the loan receivable as a reduction of non-controlling interest and the interest income for the period directly to deficit, both within equity, on the Consolidated Balance Sheet.

Investment in associate

On October 15, 2019, the Company completed the disposal of the Nicaraguan Group to Calibre (Note 6). Prior to the disposal, the Company owned 5,345,000 common shares in Calibre which were included in the long-term investments line in the Consolidated Balance Sheet (Note 9). In connection with the closing of the transaction, the Company received an additional 87,986,666 common shares of Calibre, increasing its interest to 30.1%. The Company determined that effective October 15, 2019, it has significant influence over the decision-making process of Calibre as a result of the increase in share ownership and having an executive of the Company sit on Calibre's Board of Directors. Consequently, the Company is using the equity basis of accounting to account for this investment and it is included in mining interests . The Company adjusts Calibre's financial results, where appropriate, to give effect to uniform accounting policies. In November 2019, Calibre exercised its right to redeem the outstanding principal amount owing pursuant to the convertible debenture issued by Calibre to the Company as part of the purchase consideration (Note 6). Accordingly, the Company received an additional 17,618,667 common shares of Calibre, thereby increasing the Company's ownership interest to approximately 33.8% of the outstanding common shares of Calibre at December 31, 2019.

Calibre is a Canadian gold mining and exploration company with two 100%-owned operating gold mines in Nicaragua. Calibre's head office is located in Canada and is a public company listed on the Toronto Stock Exchange. The trading price of Calibre on December 31, 2019 was Cdn $0.95 per share which corresponds to a quoted market value of $81 million (at a closing exchange rate of Cdn $1.30 per US$) for the Company's investment in Calibre.

The following table summarizes the change in the carrying amount of the Company's investment in associate:

2019
$

Balance, beginning of year	—
Transfers from long-term investments (Note 9)	2,421
Shares issued in consideration for Nicaraguan Group (Note 6)	39,997
Shares issued upon conversion of convertible debenture	9,939
Share of income for the period	1,114
Balance, end of year	53,471

The equity accounting for Calibre is based on its results to December 31, 2019. The following is a summary of the Consolidated Balance Sheet of Calibre on a 100% basis: Current assets - $66 million, non-current assets - $199 million, total assets - $265 million, current liabilities - $35 million, non-current liabilities - $75 million and net assets - $155 million. The Company's equity share of the net assets was $53 million. The following is a summary of the Consolidated Statement of Operations of Calibre on a 100% basis: Revenues - $58 million, production costs - $40 million, royalties and production taxes - $2 million, depreciation and depletion - $2 million, general and administrative expense - $3 million, other expense - $7 million, income tax expense - $3 million and net income - $1 million. The Company's equity share of the net earnings from October 15 to December 31, 2019 was $1 million.

Toega

During the year ended December 31, 2019, the Company signed a non-binding letter of intent with a third party for sale of the Toega property in Burkina Faso. The Company expects both a definitive sale purchase agreement and the sale to be completed within the next 12 months. As a result, the carrying value of the Toega property of $22 million has been classified as an asset held for sale on the Consolidated Balance Sheet at December 31, 2019.

Gramalote

On December 23, 2019, the Company and AngloGold entered into a revised agreement for the Gramalote Project, whereby in exchange for sole funding the next $14 million of expenditures on the project (the "sole fund amount"), the Company would increase its ownership stake from 48.3% to 50% and become manager of the joint arrangement commencing January 1, 2020. Following the expenditure of the sole fund amount, each partner to the joint arrangement will fund its share of expenditures pro rata.

Other

During the year-ended December 31, 2019, the Company wrote-off $7 million relating to other mineral properties (2018 - $5 million).